Exhibit 10.26

SECOND AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU INC.	PAGE 1 OF 4

SECOND AMENDMENT TO PRODUCT SUPPLY AGREEMENT

This Second Amendment to Product Supply Agreement (this “Amendment”) is made and entered into as of the 13th day of June, 2017 (the “Effective Date”), by and among SUPERVALU INC., a Delaware corporation, in its individual capacity and as agent for any other entity that, directly or indirectly, is owned or controlled by SUPERVALU INC.) (“Supplier”), and THE FRESH MARKET, INC., a Delaware corporation (“TFM”).

RECITALS:

A.

Supplier and TFM entered into a Product Supply Agreement (as amended, the “Supply Agreement”) dated as of the 12th day of August, 2016 relating to distributing goods by Supplier to supermarkets operated by TFM, as amended by First Amendment to Product Supply Agreement (the “First Amendment”) dated as of the 28th day of December, 2016.

B.	TFM and Supplier desire to amend the Supply Agreement on the terms and conditions hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Recitals; Definitions. All of the Recitals are incorporated into and made a part of this Amendment by reference. All capitalized terms which are not defined herein shall have the meanings ascribed to them in the Supply Agreement.

2.	Vendor Transition Support. The following sentence is hereby added after the third sentence of Section 1(d) of the Supply Agreement, as revised by the First Amendment:

“If this Agreement is terminated prior to June 30, 2022 for any reason other than by reason of TFM’s exercise of its right to terminate the Agreement under Sections IV(f), VII(b)(iii) and/or under Section I(c) due to an uncured material default by Supplier, TFM shall pay to Supplier (in addition to any other amount which may be due), the then remaining (calculated as of the final day of the Agreement, including the Wind-Down Period if applicable) unamortized portion of the Transition Support (with the Transition Support amortizing at a rate of [***] per day beginning July 1, 2017).”

3.

Exhibit D. Exhibit D to the Supply Agreement is hereby deleted in its entirety and replaced with the Exhibit D attached hereto. The parties hereby agree to review and discuss the minimum shelf life requirements for the Review Categories (defined below) on or about February 15, 2018; provided, however, in no event shall any changes to the minimum shelf life days set forth on Exhibit D for the Review Categories be modified except by mutual written agreement by the Parties. As used herein, “Review Categories” is defined as follows: (i) Dairy: Egglands, Yogurt, Butter and Cream Cheese, Cottage Cheese and (ii) Coffee: TFM Brand. Exhibit D may be updated from time to time by written agreement signed by both Parties.

SECOND AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU INC.	PAGE 2 OF 4

4.

Delivery. In Section VII(a), the sixth sentence, beginning with “an invoice for Products will not accompany...”, is hereby deleted and replaced with the following: “An invoice for Products will be provided at time of delivery in a mutually agreed upon format.”

5.	Fee and Payment. In Section XII(f)(v), the following sentence is hereby added after the fourth sentence:

“Notwithstanding anything herein to the contrary, the fee set forth in this subpart (v) shall not apply to Supplier’s collection of funds from vendors for TFM’s benefit during the ordinary course of business when such TFM negotiated fees are related to new items (i.e., free fill), new store allowances, scan downs, and/or ad funding.”

6.

Ratification. Except as modified by this Amendment, the Supply Agreement shall remain in full force and effect. The Supply Agreement, as amended by this Amendment, is hereby ratified and confirmed by TFM and Supplier.

7.	Miscellaneous.

7.1

Severability. If any provision contained in this Amendment is held to be unenforceable by an arbitrator or by a court of law or equity, this Amendment will be construed as if such provision did not exist, and the unenforceability of such provision will not in any way affect the enforceability of any other provision of this Amendment.

7.2	Section Headings. The section headings of this Amendment are for reference only and will not be considered in the interpretation of this Amendment.

7.3

Counterparts. This Amendment may be executed in one or more counterparts, and via facsimile, pdf or other electronic signatures, all of which will be considered one and the same agreement, and will be effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

7.4

Entire Agreement. This Amendment constitutes the entire and integrated agreement between TFM and Supplier with respect to the subject matter of this Amendment. All previous understandings related to the subject matter of this Amendment, either written or oral, between the parties are annulled and superseded. No modification to this Amendment will be binding on either party unless it is in writing and signed by both TFM and Supplier.

[Signatures Begin on Following Page]

SECOND AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU INC.	PAGE 3 OF 4

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by an authorized officer or representative, all as of the Effective Date.

THE FRESH MARKET, INC.		SUPERVALU INC.

By:		By:
Name:	Brian T. Nicholson	Name:	Brian W. Audette
Title:	CFO	Title:	Senior Vice President

SECOND AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU INC.	PAGE 4 OF 4

Exhibit D

Minimum Shelf Life Table

TFM Dates Code Standards

Product Dept.	Name	Minimum Shelf Life Days at Receipt into DC	Minimum Shelf Life Days at Delivery to TFM Stores
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

TFM Dates Code Standards

Product Dept.	Name	Minimum Shelf Life Days at Receipt into DC	Minimum Shelf Life Days at Delivery to TFM Stores
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:

Shelf Life to TFM include deliver day

TFM Exclusive Items excluded from Dairy 8 month review

SuperValu will obtain written guidelines for new products

Items identified require 8 month review